Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of RiverSource Life Insurance Company (the "Company") for the fiscal year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), John R. Woerner, Chairman and President of the Company, and Brian J. McGrane, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 25, 2016	By	/s/ John R. Woerner
John R. Woerner
Chairman and President

Date: February 25, 2016	By	/s/ Brian J. McGrane
Brian J. McGrane
Chief Financial Officer